SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2016

SolarCity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35758	02-0781046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way, San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 21, 2016 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of July 31, 2016 (the “Merger Agreement”), among Tesla Motors, Inc. (“Tesla”), SolarCity Corporation (“SolarCity”) and D Subsidiary, Inc., a wholly owned subsidiary of Tesla (“Merger Sub”), Merger Sub merged with and into SolarCity (the “Merger”), with SolarCity surviving the Merger as a wholly owned subsidiary of Tesla.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

In connection with the completion of the Merger, SolarCity entered into supplemental indentures (collectively, the “Supplemental Indentures”) with respect to each of (i) the Indenture, dated as of October 21, 2013, between SolarCity and Wells Fargo Bank, National Association, as trustee, governing SolarCity’s 2.75% Convertible Senior Notes due 2018, (ii) the Indenture, dated as of September 30, 2014, between SolarCity and Wells Fargo Bank, National Association, as trustee, governing SolarCity’s 1.625% Convertible Senior Notes due 2019, and (iii) the Indenture, dated as of December 7, 2015, between SolarCity and Wells Fargo Bank, National Association, as trustee, governing SolarCity’s Zero Coupon Convertible Senior Notes due 2020. The Supplemental Indentures provide that, following the consummation of the Merger, the holders of SolarCity’s convertible notes will have the right to convert each $1,000 of principal amount of their convertible notes into, in lieu of SolarCity Common Stock (as defined below), the number of shares of Tesla Common Stock (as defined below) that a holder of a number of shares of SolarCity Common Stock equal to the conversion rate immediately prior to the effective time of the Merger would have been entitled to receive upon consummation of the Merger.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are included as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of SolarCity common stock, par value $0.0001 per share (the “SolarCity Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of SolarCity Common Stock owned by SolarCity as treasury stock or owned by Tesla or Merger Sub, which were cancelled) was converted into the right to receive 0.110 (the “Exchange

Ratio”) shares of Tesla Common Stock, par value $0.001 per share (the “Tesla Common Stock”). No fractional shares of Tesla common stock were issued in the Merger, and SolarCity stockholders became entitled to receive cash in lieu of any fractional shares.

At the Effective Time, SolarCity options and SolarCity restricted stock unit awards were converted into corresponding equity awards in respect of Tesla Common Stock based on the Exchange Ratio, with the awards retaining the same vesting and other terms and conditions as in effect immediately prior to consummation of the Merger (except for certain founder options granted in 2015, which were cancelled for no consideration).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to SolarCity’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2016, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Trading in shares of Common Stock of SolarCity on the NASDAQ Global Select Market (“NASDAQ”) has been halted as of 6:00 a.m., Pacific time, on November 21, 2016. As a consequence of the Merger, SolarCity requested that a Form 25 be filed with the SEC on November 21, 2016, to request the removal of SolarCity Common Stock from listing and registration on NASDAQ and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). SolarCity also intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of SolarCity Common Stock under the Exchange Act.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective upon the Effective Time, all of the directors of SolarCity immediately prior to the Effective Time ceased to be directors of SolarCity at the Effective Time and were replaced by the directors of Merger Sub immediately prior to the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

At the Effective Time, the Certificate of Incorporation of SolarCity was amended and restated in the form of the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Bylaws

Immediately after the Effective Time, the Bylaws of SolarCity were amended and restated in the form of the Bylaws that are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 8.01.	Other Events.

On November 21, 2016, Tesla released a press statement announcing the completion of the Merger, which is included as Exhibit 99.1 hereto and incorporated herein by reference.

Also on November 21, 2016, SolarCity issued a press release announcing its entry into the Supplemental Indenture with respect to the 2.75% Convertible Senior Notes due 2018, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 31, 2016, among Tesla Motors, Inc., SolarCity Corporation and D Subsidiary, Inc. (attached as Exhibit 2.1 to the Current Report on Form 8-K filed by SolarCity Corporation on August 1, 2016).

3.1	Restated Certificate of Incorporation of SolarCity Corporation.

3.2	Restated Bylaws of SolarCity Corporation.

4.1	First Supplemental Indenture, dated as of November 21, 2016, between the Company and the Trustee, relating to the 2018 Notes.

4.2	First Supplemental Indenture, dated as of November 21, 2016, between the Company and the Trustee, relating to the 2019 Notes.

4.3	First Supplemental Indenture, dated as of November 21, 2016, between the Company and the Trustee, relating to the 2020 Notes.

99.1	Press statement, released November 21, 2016 by Tesla Motors, Inc.

99.2	Press release of SolarCity Corporation, issued November 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARCITY CORPORATION, a Delaware corporation

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	Chief Executive Officer

Date: November 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 31, 2016, among Tesla Motors, Inc., SolarCity Corporation and D Subsidiary, Inc. (attached as Exhibit 2.1 to the Current Report on Form 8-K filed by SolarCity Corporation on August 1, 2016).

3.1	Restated Certificate of Incorporation of SolarCity Corporation.

3.2	Restated Bylaws of SolarCity Corporation.

4.1	First Supplemental Indenture, dated as of November 21, 2016, between the Company and the Trustee, relating to the 2018 Notes.

4.2	First Supplemental Indenture, dated as of November 21, 2016, between the Company and the Trustee, relating to the 2019 Notes.

4.3	First Supplemental Indenture, dated as of November 21, 2016, between the Company and the Trustee, relating to the 2020 Notes.

99.1	Press statement, released November 21, 2016 by Tesla Motors, Inc.

99.2	Press release of SolarCity Corporation, issued November 21, 2016.